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ARTICLE 1
DEFINITIONS


ACCOUNT or VARIABLE ACCOUNT -- The segregated investment account into which Lincoln National Life Insurance Company sets aside and invests the variable assets attributable to this Variable Annuity Contract.

ACCUMULATION UNIT -- A unit of measure used to calculate the variable Contract Value during the accumulation period.

ANNUITANT -- The person upon whose life the annuity benefit payments made after the Annuity Commencement Date will be based.

ANNUITY COMMENCEMENT DATE -- The Valuation Date when the funds are withdrawn for payment of annuity benefits under the Annuity Payment Option selected.

ANNUITY PAYMENT OPTION -- An optional form of payment of the annuity provided for under this Contract.

ANNUITY UNIT -- A unit of measure used after the Annuity Commencement Date to calculate the amount of variable annuity payments.

BENEFICIARY -- The person designated by the Owner to receive the Death Benefit, if any, payable upon the death of the Owner.

CODE -- The Internal Revenue Code (IRC) of 1986, as amended.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Charges assessed on premature surrender of the Contract, calculated according to the Contract provisions.

CONTRACT -- The Agreement between LNL and the Owner providing a variable annuity.

CONTRACT VALUE -- The sum of the values of all the Accumulation Units attributable to this Contract at a given time and the value of monies in the Fixed Account.

CONTRACT YEAR -- The period from the Contract effective date (month and day) to the anniversary of the Contract effective date in the following year.

DEATH BENEFIT -- The amount payable to the Owner's designated Beneficiary upon death of the Owner.

FUND -- Underlying investment options available in the Series.

FIXED ACCOUNT -- The fixed portion of this Contract which is invested in the General Account of LNL.

HOME OFFICE -- The principal office of LNL located at 1300 South Clinton Street, Fort Wayne, Indiana 46801.

LNL -- The Lincoln National Life Insurance Company.

MATURITY DATE -- The date specified on Page 3 of this Contract.

OWNER -- The individual or entity who exercises rights of ownership under this contract.

PURCHASE PAYMENTS -- Amounts paid into this Contract.

QUALIFIED PLAN -- A retirement plan qualified for special tax treatment under the Internal Revenue Code of 1986, as amended, including Sections 401, 403, 408 and 457.

SERIES -- American Variable Insurance Series, the Mutual Fund into which Purchase Payments allocated to the Variable Account are invested.

SUB-ACCOUNT -- That portion of the Variable Account which pertains to investments in the Accumulation Units of a particular Fund.

VALUATION DATE -- Close of the market of each day that the New York Stock Exchange is open for business.

VALUATION PERIOD -- The period commencing at the close of business on a particular Valuation Date and ending at the close of business on the next succeeding Valuation Date.

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ARTICLE 2
PURCHASE PAYMENTS, OPTIONS, AND
BENEFITS


2.01 WHERE PAYABLE

All Purchase Payments must be made to LNL at its Home Office.


2.02 AMOUNT AND FREQUENCY

Purchase Payments are made in an amount and at the frequency shown on page 3. The Owner may change the frequency or amount of Purchase Payments subject to LNL's rules in effect at the time of the change.

The minimum initial Purchase Payment is $1,500 for Non-Qualified Plans and $300 for Qualified Plans. The minimum annual amount of subsequent Purchase Payments is $300 for either Non-Qualified Plans or Qualified Plans. The minimum payment to the Contract at any one time must be at least $25.00 if transmitted electronically; otherwise the minimum amount is $100.00.

Purchase Payments may be made until the earliest of the Annuity Commencement Date or the Surrender of the Contract.

2.03 VARIABLE ACCOUNT

Purchase Payments under the Contract may be allocated to the Lincoln National Variable Annuity Account H (Variable Account) and/or to the fixed portion of the Contract. The Variable Account is for the exclusive benefit of persons entitled to receive benefits under variable annuity contracts. The Variable Account will not be charged with the liabilities arising from any other part of LNL's business. There are currently nine Sub-accounts in the Variable Account available to the Owner. The Owner may direct Purchase Payments under the Contract to any of the available Sub-accounts subject to the following limitations. A minimum payment to any one Sub-account must be at least $20. If the Owner elects to direct Purchase Payments to a new Sub-account not previously selected, the election must be in writing to LNL or by telephone transfer provided LNL has received the appropriate authorization. The amounts allocated to each Sub-account will be invested at net asset value in the shares of one of the Funds of the American Variable Insurance Series (Series). The Funds are:

  1. Growth Fund
  2. International Fund
  3. [New Fund]
  4. Growth-Income Fund
  5. Asset Allocation Fund
  6. High-Yield Bond Fund
  7. Bond Fund
  8. U.S. Government/AAA-Rated Securities Fund
  9. Cash Management Fund
 10. Other funds made available by LNL.

LNL reserves the right to eliminate the shares of any Fund and substitute the securities of a different Fund or investment company or mutual fund if the shares of a Fund are no longer available for investment, or, if in the judgment of LNL, further investment in any Fund should become inappropriate in view of the purposes of the Contract. LNL may add a new Sub-account in order to invest the assets of the Variable Account into a Fund. LNL shall give the Owner written notice of the elimination and substitution of any Fund within fifteen days after such substitution occurs.

LNL shall use each Purchase Payment allocated to the Variable Account by the Owner to buy Accumulation Units in the Sub-account(s) selected by the Owner. The number of Accumulation Units bought shall be determined by dividing the amount directed to the Sub-account by the dollar value of an Accumulation Unit in such Sub-account as of the point of the next valuation of such Sub-account immediately following receipt of the Purchase Payment at the Home Office of LNL. The number of Accumulation Units held for the account of an Owner shall not be changed by any change in the dollar value of Accumulation Units in any Sub-account.


2.04 VALUATION OF ACCUMULATION UNITS

The variable Contract Value of an Owner's Contract at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited in the Variable Account under the Contract.

The value of a Sub-account is the number of units in the Sub-account multiplied by the value of an Accumulation Unit in the Sub-account.

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Accumulation Units for each Sub-account are valued separately. Initially, the value of an Accumulation Unit was set at $1.00. Thereafter, the value of an Accumulation Unit in any Sub-account on any Valuation Date equals the value of an Accumulation Unit in that Sub-account as of the immediately preceding Valuation Date, multiplied by the "Net Investment Factor" of that Sub-account for the current Valuation Period.

The Net Investment Factor is an index which measures the investment performance of a Sub-account from one Valuation Period to the next. The Net Investment Factor for any Sub-account for any Valuation Period is equal to (1) divided by
(2) and subtracting (3) from the result, where:

(1) is the result of:

     (a) the Net Asset Value Per Share of the Fund held in the Sub-account, determined at the end of the current Valuation Day; plus

     (b) the per share amount of any dividend or capital gain distribution made by the Fund in the Sub-account, if the "ex-dividend" date occurs during the Valuation Period; plus or minus

     (c) a per share charge or credit for any taxes reserved for;

(2) is the Net Asset Value Per Share of the Fund held in the Sub-account, determined at the end of the prior Valuation Day;

(3) is a daily factor representing the mortality and expense risk and administrative charge deducted from the Sub-account adjusted for the number of days in the Valuation Period. On an annual basis, this charge will not exceed 1.40%. For any period in which the Enhanced Guaranteed Minimum Death Benefit (see Section 2.12) is not in effect, on an annual basis, this charge will not exceed 1.25%.

The unit values may increase or decrease the dollar value of benefits under the Contract. The dollar value of benefits will not be adversely affected by expenses incurred by LNL.


2.05 FIXED ALLOCATIONS

Purchase Payments under the Contract may be allocated to the Variable Account and/or to the fixed portion of the Contract. A minimum allocation to the fixed portion must be at least $20.


2.06 CREDITING OF INTEREST ON FIXED ALLOCATIONS

Interest shall be credited daily on all Purchase Payments that are allocated to the fixed portion of this Contract.

Prior to the Annuity Commencement Date, payment of any Death Benefit, or surrender of this Contract, whichever occurs first, LNL guarantees that it will credit interest on fixed allocations at an effective annual rate not less than 3.0% during all years. A table of guaranteed values for the fixed allocations may be found in Article 8.

LNL may credit interest at rates in excess of the guaranteed rates at any time.


2.07 AUTOMATIC NONFORFEITURE OPTION

In the event that Purchase Payments are stopped, this Contract will continue as a paid-up Contract until the earlier of the Maturity Date, surrender of the Contract, payment of any Death Benefit, or the Annuity Commencement Date. Purchase Payments may be resumed at any time prior to the Maturity Date, surrender of the Contract, payment of any Death Benefit, or the Annuity Commencement Date. LNL reserves the right to surrender this Contract in accordance with the terms set forth in the nonforfeiture law for individual deferred annuities applicable in your state.


2.08 TRANSFERS

Prior to the earlier of the Maturity Date, surrender of the Contract, payment of any Death Benefit, or the Annuity Commencement Date, the Owner may direct a transfer of assets from one Sub-account to another Sub-account or to the fixed portion of the Contract. The Owner may also direct a transfer of assets from the fixed portion of the Contract to one or more Sub-accounts of the Variable Account. Such a transfer request must be in writing or by telephone provided LNL has received the appropriate authorization by the Owner. Amounts transferred to the Sub-account(s) will purchase Accumulation Units as described in Section 2.03.

A transfer will result in the purchase of Accumulation Units in one Sub-account and the redemption of Accumulation Units in the other Sub-account. Such a transfer will be accomplished at relative Accumulation Unit values as of the Valuation Date the transfer request is received. The valuation of Accumulation Units is described in Section 2.04.

LNL reserves the right to impose a charge in the future for transfers between Sub-accounts.

The minimum transfer amount is $300 or the entire amount in the Sub-account/fixed portion, whichever is less. If, after the transfer, the amount remaining under this Contract in the Sub-account/fixed portion from which the transfer is taken is less than $300, the entire amount held in that Sub-account/fixed portion will be transferred with the transfer amount.

For transfers between Sub-accounts and from the Sub-account(s) to the fixed portion of the Contract, there are no restrictions on the maximum amount which may be transferred. For transfers from the fixed portion of the Contract to the Variable Account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. Transfers cannot be made during the first 30 days after the issue date of the Contract and no more than six transfers will be allowed in any Contract Year. LNL reserves the right to waive any of these restrictions.

2.09 WITHDRAWAL OPTION

The Owner may withdraw a part of the surrender value of this Contract, subject to the charges outlined under Surrender Option (see Section 2.10). The first four partial withdrawals of Contract Value during a Contract Year will be free of Contingent Deferred Sales Charges to the extent that the sum of the percentages of the Contract Value withdrawn does not exceed 10%. Withdrawals will be treated as first in-first out (FIFO) for purposes of calculating the Contingent Deferred Sales Charge (see Section 2.11). Withdrawal will be effective on the Valuation Date on which LNL receives a written request at its Home Office. The minimum withdrawal is $300. LNL reserves the right to surrender this Contract if any withdrawal reduces the total account value to a level in which this Contract may be surrendered in accordance with the terms set forth in the nonforfeiture law for individual deferred annuities in your state. LNL may surrender the Contract for its surrender value. The remaining value will be subject to the charges as provided under Surrender Option (see Section 2.10). The request should specify from which Sub-account the withdrawal will be made. If no Sub-account is specified, LNL will withdraw, on a pro-rata basis from each Sub-account, the amount requested. Any cash payment will be mailed from LNL's Home Office within seven days after the date of withdrawal; however, LNL may be permitted to defer such payment under the Investment Company Act of 1940, as in effect at the time such request for withdrawal is received.

For purposes of this Section, the fixed portion of the Contract is considered a Sub-account.

The Withdrawal Option is not available after the Annuity Commencement Date.


2.10 SURRENDER OPTION

The Owner may surrender this Contract for its surrender value. On surrender, this Contract terminates. Surrender will be effective on the Valuation Date on which LNL receives a written request at its Home Office. The surrender value will be the total Contract Value on the Valuation Date, less a Contingent Deferred Sales Charge.

Any cash payment will be mailed from LNL's Home Office within seven days after the date of surrender; however, LNL may be permitted to defer such payment under the Investment Company Act of 1940, as in effect at the time a request for surrender is received.

The Surrender Option is not available after the Annuity Commencement Date.


2.11 CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge (CDSC) is calculated separately for each Contract Year's Purchase Payments to which a charge applies. Charges are applied as follows:

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                                     Number of complete Contract Years that
                                      a Purchase Payment has been invested.

                              Less
                              than                          At least
                             2 Years              2    3    4    5    6    7+

CDSC as a percentage           6%                 5    4    3    2    1    0%
of the surrendered or
withdrawn Purchase
Payments.

A CDSC will be waived under certain circumstances (see Section 2.14 for details).

For purposes of calculating CDSC, LNL assumes that Purchase Payments are withdrawn on a "first in-first out (FIFO) basis," and that all Purchase Payments are withdrawn before any earnings are withdrawn.

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2.12 DEATH BENEFITS

Before the Annuity Commencement Date.

Entitlement.

If there is a single Owner, upon the death of the Owner LNL will pay a Death Benefit to the designated Beneficiary(s).

If there are Joint Owners, upon the death of the first Joint Owner, LNL will pay a Death Benefit to the surviving Joint Owner. However, if the surviving Joint Owner is the spouse of the deceased Joint Owner such spouse may continue the Contract as sole Owner. Upon the death of the spouse who continues the Contract, LNL will pay a Death Benefit to the designated Beneficiary(s).

The Death Benefit will be paid if LNL is in receipt of: (1) proof, satisfactory to LNL, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.

Due proof of death may be a certified copy of a death certificate, a certified copy of the statement of death from the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the findings of death, or any other proof of death acceptable to LNL.

All Death Benefit payments will be subject to the laws and regulations governing death benefits.

Notwithstanding any provision of this Contract to the contrary, no payment of Death Benefits provided under the Contract will be allowed that does not satisfy the requirements of Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time.

Determination of Amounts.

This Contract provides a DEATH BENEFIT EQUAL TO THE CONTRACT SURRENDER VALUE, OR THE CONTRACT VALUE, OR an Enhanced Guaranteed Minimum Death Benefit (EGMDB).

The EGMDB will not be in effect if this Contract is issued to an Owner with an attained age of 75 or greater at issue. Under these circumstances, there will be no EGMDB provided.

The EGMDB will only be in effect, UNLESS TERMINATED BY THE OWNER, for Non-Qualified Contracts and Contracts sold as Individual Retirement Annuities
(IRA) under Code Section 408.

Upon the death of the sole Owner, this Contract provides a Death Benefit of an EGMDB, if still in effect. If the EGMDB has been terminated by the Owner prior to the Owner's death, the Death Benefit is equal to the Contract Value.

If there are Joint Owners, upon the death of the first Joint Owner, this Contract will provide a Death Benefit of the Contract surrender value to the surviving Joint Owner. If the surviving Joint Owner is the spouse of the deceased Joint Owner, the surviving spouse may continue the Contract in lieu of receiving the Death Benefit.

IF THE CONTRACT IS CONTINUED BY THE SPOUSE OF THE DECEASED JOINT OWNER, THEN UPON THE DEATH OF THE SPOUSE WHO CONTINUED THE CONTRACT, THIS CONTRACT PROVIDES A DEATH BENEFIT OF AN EGMDB, IF STILL IN EFFECT. IF THE EGMDB HAS BEEN TERMINATED PRIOR TO THE DEATH OF THE SPOUSE WHO CONTINUED THE CONTRACT, THIS CONTRACT PROVIDES A DEATH BENEFIT OF THE CONTRACT VALUE.

If the EGMDB is in effect and payable as described above, LNL will pay to the designated Beneficiary(s) a Death Benefit equal to the greater of:

     (a) the current Contract Value as of the date on which the death claim is approved by LNL for payment; or

     (b) the highest Contract Value at the time of fund valuation on any policy anniversary date (including the inception date) on ages up to, and including, the Owner's age 75. The highest Contract Value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and premium tax made, effected, or incurred subsequent to such anniversary date on which the highest Contract Value is obtained.

At any time prior to the Annuity Commencement Date, an Owner may choose to terminate the EGMDB by giving written notice to LNL, and will them have no EGMDB. The EGMDB will terminate on the next Valuation Date following receipt of the written notice in the LNL Home Office. Termination of the EGMDB by the Owner will be permanent and final.

If the Owner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as the death of the Owner. The EGMDB will apply on the death of the Annuitant only in this situation.

Payment of Amounts.

THE DEATH BENEFIT PAYABLE ON THE DEATH OF THE OWNER, OR AFTER THE DEATH OF THE FIRST JOINT OWNER, OR UPON THE DEATH OF THE SPOUSE WHO CONTINUES THE CONTRACT, WILL BE DISTRIBUTED TO THE DESIGNATED BENEFICIARY(S) AS FOLLOWS:

(a) the Death Benefit must be completely distributed within five years of the Owner's date of death; or

(b) the designated Beneficiary may elect, within the one year period after the Owner's date of death, to receive the Death Benefit in substantially equal installments over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of such designated Beneficiary; provided that such distributions begin not later than one year after the Owner's date of death.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by LNL of the claim. This payment may be postponed as permitted by the Investment Company Act of 1940.

If the designated Beneficiary of the Death Benefit proceeds is the surviving spouse of the deceased Owner, the surviving spouse may elect to continue the Contract as the new Owner if the election is made within one year of the death of the Owner.

On or After the Annuity Commencement Date.

If the Owner dies on or after the Annuity Commencement Date, the remaining annuity payments, if any, will be paid to the designated Beneficiary according to the previously selected Annuity Payment Option. If Joint Owners exist, upon the death of the first Joint Owner, annuity payments, if any, will continue to the surviving Joint Owner according to the previously selected Annuity Payment Option.


2.13 DEATH OF ANNUITANT

If the Annuitant is also the Owner or a Joint Owner, then the Death Benefit paid will be subject to the Contract provisions regarding death of the Owner. If the surviving spouse of the Owner/Annuitant assumes the Contract, the Contingent Annuitant becomes the Annuitant. If no Contingent Annuitant is named, the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Owner or Joint Owner dies, then the Contingent Annuitant, if any, becomes the Annuitant. If no Contingent Annuitant is named, the Owner (or the younger of the Joint Owners) becomes the Annuitant.


2.14 WAIVER OF CONTINGENT DEFERRED SALES CHARGES

A surrender of this Contract or withdrawal of Contract Value prior to the Annuity Commencement Date may be subject to a Contingent Deferred Sales Charge as described in Sections 2.09 and 2.10, except that such charges do not apply to: (1) the first four withdrawals of Contract Value during a Contract Year to the extent that the sum of the percentages of the Contract Value withdrawn by the first four withdrawals does not exceed 10% (this 10% withdrawal exception does not apply to a surrender of a Contract); (2) a surrender of the Contract as a result of "permanent and total disability" of the Owner as defined in section 22(e)(3) of the Internal Revenue Code subsequent to the effective date of this Contract and prior to the 65th birthday of the Owner; (3) when the surviving spouse assumes ownership of the Contract as a result of the death of the original Owner (in such case, the CDSC would be waived on the Contract Value as of the date which the surviving spouse assumed the Contract ownership); however, this does not apply if the spouses were Joint Owners; (4) a surrender of this Contract as a result of 90 days of continuous confinement of the Owner in an accredited nursing home or equivalent health care facility; (5) a surrender of this Contract as a result of terminal illness of the Owner that results in a life expectancy of less than one year as determined by a qualified professional medical practitioner; (6) a surrender of the Contract as a result of the death of the Owner; and (7) annuitization.

The Contingent Deferred Sales Charge will only be waived if LNL is in receipt of proof, satisfactory to LNL, of the exception.

If a non-natural person is the Owner of the Contract, the Annuitant will be considered the Owner of the Contract for purposes of this
Section 2.14.

If a Joint Owner exists on the Contract, both the Joint Owners must meet one of the exceptions for waiver of the CDSC.


ARTICLE 3
ANNUITY PAYOUT OPTION BENEFITS

3.01 ANNUITY PAYMENTS

An election to receive payments under an Annuity Payment Option must be made by the Maturity Date.

If an Annuity Payment Option is not chosen prior to the Maturity Date, payments will commence to the Owner on the Maturity Date under the Annuity Payment Option providing a Life Annuity with Annuity Payments guaranteed for 10 years.

The Maturity Date is set forth on Page 3. Upon written request by the Owner and any Beneficiary who cannot be changed, the Maturity Date may be deferred. Purchase Payments may be made until the new Maturity Date.

3.02 CHOICE OF ANNUITY PAYMENT OPTION

By Owner

Prior to the Annuity Commencement Date, the Owner may choose or change any Annuity Payment Option, if that right has been reserved. For a 100% fixed annuity benefit payment, the Annuity Commencement Date must be at least thirty days prior to the time annuity payments are to begin.

By Beneficiary

At the time proceeds are payable to a Beneficiary, a Beneficiary may choose or change any Annuity Payment Option that meets the requirements of Code Section 72(s) or 401(a)(9) if proceeds are available to the Beneficiary in a lump sum.

A choice or change must be in writing to LNL.

After the Annuity Commencement Date, the Annuity Payment Option may not be changed.


3.03 ANNUITY PAYMENT OPTIONS

a) Life Annuity /Life Annuity with Guaranteed Period-- Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period.

b) Unit Refund Life Annuity -- An annuity payable monthly during the lifetime of the Annuitant with the guarantee that upon death a payment will be made of the value of the number of Annuity Units equal to the excess, if any, of (a) over
(b) where (a) is the total amount applied under the option divided by the Annuity Unit Value at the Annuity Commencement Date and (b) is the product of the number of Annuity Units represented by each payment and the number of payments paid prior to death.

c) Joint Life Annuity/Joint Life Annuity with Guaranteed Period -- Payments will be made during the joint life of the Annuitant and a Joint Annuitant of the Owner's choice. Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period. Payments continue for the life of the survivor at the death of the Annuitant or Joint Annuitant.

d) Other options may be available as agreed upon in writing by LNL.

At the time Annuity Payments start under the provisions of this Contract, the Owner may elect to have the total Contract Value applied to provide a variable annuity, a fixed annuity, or a combination fixed and variable annuity. If no election is made, the value of the Owner's Variable Account shall be used to provide a variable annuity, and the value of the Owner's fixed allocations shall be used to provide a fixed annuity.

The amount of Annuity Payment will depend on the age and sex (except in cases where unisex rates are required) of the Annuitant as of the Annuity Commencement Date. A choice may be made to receive payments once each month, four times each year, twice each year, or once each year. The Contract Value and Annuity Unit Value used to effect benefit payments will be calculated as of the Annuity Commencement Date. If any portion of the annuity benefit payment will be on a variable basis, the first payment will be made fourteen days after the Annuity Commencement Date.

Article 6 of this Contract illustrates the minimum payment amounts and the age adjustments which will be used to determine the first monthly payment under a variable payment option. The tables show the dollar amount of the first monthly payment which can be purchased with each $1,000 of Contract Value, after deduction of any applicable premium taxes. Amounts shown use the 1983 'a' Individual Annuity Mortality Table, modified, with an assumed rate of return of 4% per year.

Article 7 of this Contract illustrates the minimum payment amounts and the age adjustments which will be used to determine the monthly payments under a fixed payment option. The tables show the dollar amount of the guaranteed monthly payments which can be purchased with each $1,000 of Contract Value, after deduction of any applicable premium tax. Amounts shown use the 1983 'a' Individual Annuity Mortality Table, modified, with an interest rate of 3.0% per year and a 2.0% expense load.

3.04 DETERMINATION OF THE AMOUNT OF VARIABLE ANNUITY PAYMENTS AFTER THE FIRST PAYMENT

The first variable annuity payment is sub-divided into components each of which represents the product of: (a) the percentage elected by the Contract Owner of a specific Sub-account the performance of which will determine future variable annuity payments, and (b) the entire first variable annuity payment. Each Variable annuity payment after the first payment attributable to a specific Sub-account will be determined by multiplying the Annuity Unit Value for that Sub-account for the date each payment is due by a constant number of Annuity Units. This constant for each specific Sub-account is determined by dividing the component of the first payment attributable to such Sub-account as described above by the Annuity Unit Value for that Sub-account for the date the first payment is due. The total variable annuity payment will be the sum of the payments attributable to each Sub-account.

The Annuity Unit Value for any Valuation Period for any Sub-account is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the product of (a) 0.9998926 raised to a power equal to the number of days in the current Valuation Period and (b) the Net Investment Factor of the Sub-account for the Valuation Period for which the Annuity Unit Value is being determined.

The valuation of all assets in the Sub-account shall be determined in accordance with the provisions of applicable laws, rules, and regulations. The method of determination by LNL of the value of an Accumulation Unit and of an Annuity Unit will be conclusive upon the Owner and any Beneficiary.

LNL guarantees that the dollar amount of each installment after the first shall not be affected by variations in mortality experience from mortality assumptions on which the first installment is based.

After the Annuity Commencement Date, the Owner may direct a transfer of assets from one Sub-account to another Sub-account or to the fixed portion of the Contract. Such transfers will be limited to three (3) times per Contract Year.

A transfer will result in the purchase of Annuity Units in one Sub-account, and the redemption of Annuity Units in the other Sub-account. Such a transfer will be accomplished at relative Annuity Unit values as of the Valuation Date the transfer request is received. The valuation of Annuity Units is described above.

3.05 PROOF OF AGE

Payment will be subject to proof of age that LNL will accept such as a certified copy of a birth certificate.

3.06 MINIMUM ANNUITY PAYMENT REQUIREMENTS

If the Annuity Payment Option chosen results in payments of less than $50 per Sub-account, the frequency will be changed so that payments will be at least $50.

For the purposes of this Section, the fixed portion of the Contract is considered a Sub-account.

3.07 EVIDENCE OF SURVIVAL

LNL has the right to ask for proof that the person on whose life the payment is based is alive when each payment is due.


3.08 CHANGE IN ANNUITY PAYMENT OPTION

The Annuity Payment Option may not be changed after the Annuity Commencement
Date.



ARTICLE 4
BENEFICIARY


4.01 DESIGNATION

The Owner may designate a Beneficiary(s), if there is a single owner. The designated Beneficiary(s) will receive the Death Benefit proceeds upon the death of the Owner.

If there are Joint Owners, upon the death of the first Joint
Owner, the surviving Joint Owner will receive the Death Benefit proceeds. The surviving Joint Owner will be treated as the primary, designated Beneficiary. Any other designation on record at the time of death will be treated as a contingent beneficiary.

If the surviving Joint Owner, as spouse of the deceased Joint Owner, continues the Contract as the sole Owner in lieu of receiving the Death Benefit proceeds, then the designated Beneficiary(s) will receive the Death Benefit proceeds upon the death of the surviving spouse.

UNLESS OTHERWISE STATED IN THE BENEFICIARY DESIGNATION, IF THERE IS MORE THAN ONE BENEFICIARY THEY ARE PRESUMED TO SHARE EQUALLY.

4.02 CHANGE

The Owner may change any Beneficiary unless otherwise provided in the previous designation.

A change of Beneficiary will revoke any previous designation.

A change may be made by filing a written request to LNL at its Home Office. The change will become effective upon receipt of the written request by LNL at its Home Office.

LNL reserves the right to request the Contract for endorsement of the change.

4.03 DEATH OF BENEFICIARY

Unless otherwise provided in the Beneficiary designation, if any Beneficiary dies before the Owner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests. If there are no Beneficiaries, benefits will be paid to a Contingent Beneficiary(s), if any. If no Beneficiary or Contingent Beneficiary survives the Owner, the proceeds will be paid to the Owner's estate.

Once a Beneficiary is entitled to death proceeds, the Beneficiary may name his or her own Beneficiary(s) to receive any remaining benefits due under the Contract, should the Beneficiary die prior to receipt of all benefits. This designation must be made to the LNL Home Office.


ARTICLE 5
GENERAL PROVISIONS


5.01 THE CONTRACT

The Contract and any riders attached constitute the entire Contract. Only the President, a Vice President, the Secretary or an Assistant Secretary of LNL has the power, on behalf of LNL, to change, modify, or waive any provisions of this Contract.

LNL reserves the right to unilaterally change the Contract for the purpose of keeping the Contract in compliance with federal or state law.

Any changes, modifications, or waivers must be in writing. No representative or person other than the above named officers has authority to change or modify this Contract or waive any of its provisions. All terms used in this Contract will have usual and customary meaning except when specifically defined.


5.02 OWNERSHIP

The Owner is the person who has the ability to exercise the rights within this Contract.

The Owner may only name his or her spouse as a Joint Owner. Joint Owner(s) shall be treated as having equal, undivided interests in the contract, including rights of survivorship. Either Joint Owner, independently of the other, may exercise any ownership rights in the Contract.

Prior to the Annuity Commencement Date, the Owner has the right to change the Annuitant at any time by notifying LNL in writing of the change. The Annuitant may not be changed in a Contract owned by a non-natural person. The Owner may also name a Contingent Annuitant by notifying LNL in writing. The Contingent Annuitant designation is no longer applicable after the Annuity Commencement Date.

5.03 ASSIGNMENTS

If this Contract is used with a Qualified Plan, the Contract will not be transferable. It may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose.



5.04  INCONTESTABILITY

This Contract will not be contested by LNL.


5.05 MISSTATEMENT OF AGE AND/OR SEX

If the age and/or sex of the Annuitant has been misstated, the benefits available under this Contract will be those which the Purchase Payments would have purchased using the correct age and/or sex. Any underpayment already made by LNL shall be made up immediately and any overpayments already made by LNL shall be charged against the Annuity Payments falling due after the correction is made.


5.06 NONPARTICIPATING

The Contract is nonparticipating and will not share in the surplus earnings of LNL.


5.07 VOTING RIGHTS

The Owner shall have a right to vote at the meetings of the Series. Ownership of this Contract shall not entitle any person to vote at any meeting of shareholders of LNL. Votes attributable to the Contract shall be cast in conformity with applicable law.


5.08 OWNERSHIP OF THE ASSETS

LNL shall have exclusive and absolute ownership and control of its assets, including all assets in the Variable Account.


5.09 REPORTS

At least once each Contract Year LNL shall mail a report to the Owner. The report shall be mailed to the last address known to LNL. Prior to the Annuity Commencement Date, the report shall include a statement of the number of units credited to the Variable Account under this Contract and the dollar value of such units as well as a statement of the value of the fixed portion of this Contract. The information in the report shall be as of a date not more than two months prior to the date of mailing the report. LNL shall also mail to the Owner at least once in each Contract Year a report of the investments held in the Sub-accounts under this Contract.


5.10 PREMIUM TAX

State and local government premium tax, if applicable, will be deducted from Purchase Payments or account value. This will be deducted when incurred by LNL or at another time of LNL's choosing.


5.11 MAXIMUM ISSUE AGE

This Contract will not be issued to Owners over the age of 85. This also applies to Joint Owners, if any.

                                   ARTICLE 6
          ANNUITY PURCHASE RATES UNDER A VARIABLE PAYMENT OPTION


                DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                      PURCHASED WITH EACH $1,000 APPLIED
                             SINGLE LIFE ANNUITIES
                           No             120            240
                         Period          Months         Months      Cash
   age         Certain         Certain        Certain         Refund
    60           4.78            4.73           4.56           4.56
    61           4.87            4.81           4.63           4.63
    62           4.97            4.90           4.69           4.71
    63           5.07            5.00           4.75           4.78
    64           5.19            5.10           4.82           4.87
    65           5.30            5.21           4.88           4.95
    66           5.43            5.32           4.95           5.04
    67           5.57            5.44           5.01           5.14
    68           5.72            5.56           5.08           5.24
    69           5.88            5.70           5.14           5.34
    70           6.05            5.84           5.20           5.46
    71           6.23            5.99           5.26           5.57
    72           6.44            6.14           5.31           5.69
    73           6.66            6.30           5.36           5.82
    74           6.89            6.47           5.40           5.96
    75           7.15            6.65           5.44           6.10


                          JOINT AND SURVIVOR ANNUTIES
    Joint and Full to Survivor               Joint and Two-Thirds Survivor
          Certain Period             Joint           Certain Period
     None        120     240           Age        None     120        240
     4.37        4.37    4.34           60        4.78     4.74       4.57
     4.44        4.44    4.40           61        4.88     4.82       4.63
     4.52        4.51    4.46           62        4.97     4.91       4.69
     4.60        4.59    4.53           63        5.08     5.00       4.76
     4.68        4.68    4.60           64        5.19     5.10       4.82
     4.77        4.77    4.67           65        5.31     5.21       4.88
     4.87        4.86    4.74           66        5.44     5.32       4.95
     4.98        4.96    4.82           67        5.57     5.44       5.01
     5.09        5.07    4.89           68        5.72     5.56       5.08
     5.21        5.19    4.96           69        5.87     5.69       5.14
     5.34        5.31    5.04           70        6.04     5.83       5.20
     5.47        5.44    5.11           71        6.22     5.97       5.25
     5.62        5.58    5.18           72        6.42     6.12       5.31
     5.78        5.73    5.24           73        6.62     6.28       5.36
     5.96        5.88    5.30           74        6.85     6.44       5.40
     6.14        6.05    5.36           75        7.09     6.61       5.44

                                    Age Adjustment Table
                Year of Birth       Adjustment to Age     Year of Birth       Adjustment to Age
                Before 1920               + 2               1960-1969                - 3
                1920-1929                 + 1               1970-1979                - 4
                1930-1939                   0               1980-1989                - 5
                1940-1949                 - 1               1990-1999                - 6
                1950-1959                 - 2                  ETC.                   ETC.



                                   ARTICLE 7
            ANNUITY PURCHASE RATES UNDER A FIXED PAYMENT OPTION


                DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                      PURCHASED WITH EACH $1,000 APPLIED

                             SINGLE LIFE ANNUITIES



                                  No              120             240
                                Period           Months         Months         Cash
                   age         Certain          Certain        Certain        Refund
                    60          4.42             4.38           4.22           4.18
                    61          4.52             4.47           4.29           4.26
                    62          4.62             4.56           4.36           4.34
                    63          4.73             4.66           4.43           4.42
                    64          4.85             4.77           4.50           4.51
                    65          4.97             4.89           4.57           4.60
                    66          5.11             5.01           4.64           4.69
                    67          5.25             5.13           4.71           4.79
                    68          5.41             5.27           4.78           4.90
                    69          5.57             5.41           4.85           5.01
                    70          5.75             5.56           4.91           5.13
                    71          5.95             5.71           4.98           5.25
                    72          6.16             5.88           5.04           5.38
                    73          6.38             6.05           5.09           5.52
                    74          6.63             6.23           5.14           5.66
                    75          6.90             6.42           5.19           5.81




                                     JOINT AND SURVIVOR ANNUTIES
                   Joint and Full to Survivor              Joint and Two-Thirds Survivor
                         Certain Period          Joint           Certain Period
                  None          120    240        Age      None      120      240
                  4.01          4.01   3.98        60      4.43      4.38     4.22
                  4.09          4.08   4.05        61      4.52      4.47     4.29
                  4.17          4.16   4.12        62      4.63      4.57     4.36
                  4.25          4.25   4.19        63      4.74      4.67     4.43
                  4.34          4.34   4.26        64      4.85      4.78     4.50
                  4.44          4.43   4.34        65      4.98      4.89     4.57
                  4.54          4.54   4.42        66      5.11      5.01     4.64
                  4.66          4.64   4.50        67      5.26      5.13     4.71
                  4.77          4.76   4.58        68      5.41      5.27     4.78
                  4.90          4.88   4.66        69      5.57      5.41     4.85
                  5.04          5.01   4.74        70      5.75      5.55     4.91
                  5.18          5.15   4.82        71      5.94      5.70     4.98
                  5.34          5.30   4.89        72      6.14      5.86     5.03
                  5.51          5.45   4.96        73      6.35      6.03     5.09
                  5.69          5.62   5.03        74      6.59      6.20     5.14
                  5.89          5.79   5.09        75      6.84      6.38     5.18

                             Age Adjustment Table
 Year of Birth  Adjustment to Age          Year of Birth  Adjustment to Age
 Before 1920           +2                  1960-1969             -3
 1920-1929             +1                  1970-1979             -4
 1930-1939              0                  1980-1989             -5
 1940-1949             -1                  1990-1999             -6
 1950-1959             -2                     ETC.               ETC.



                                   ARTICLE 8
            GUARANTEED ACCUMULATED VALUES AND SURRENDER VALUES
                            FOR FIXED ALLOCATIONS*


    $1,000 Annual Contribution                 $100 Monthly Contribution
          Guaranteed     Guaranteed                 Guaranteed     Guaranteed
End of    Accumulated    Surrender        End of    Accumulated     Surrender
 Year       Value          Value           Year        Value          Value
  1       1,030.00         970.00           1        1,219.41       1,147.41
  2       2,090.90       1,970.90           2        2,475.41       2,331.41
  3       3,183.63       3,013.63           3        3,769.08       3,565.08
  4       4,309.14       4,099.14           4        5,101.56       4,849.56
  5       5,468.41       5,228.41           5        6,474.02       6,186.02
  6       6,662.46       6,402.46           6        7,887.66       7,575.66
  7       7,892.34       7,622.34           7        9,343.70       9,019.70
  8       9,159.11       8,889.11           8       10,843.42      10,519.42
  9      10,463.88      10,193.88           9       12,388.14      12,064.14
  10     11,807.80      11,537.80           10      13,979.19      13,655.19
  11     13,192.03      12,922.03           11      15,617.98      15,293.98
  12     14,617.79      14,347.79           12      17,305.93      16,981.93
  13     16,086.32      15,816.32           13      19,044.52      18,720.52
  14     17,598.91      17,328.91           14      20,835.27      20,511.27
  15     19,156.88      18,886.88           15      22,679.74      22,355.74
  16     20,761.59      20,491.59           16      24,579.54      24,255.54
  17     22,414.44      22,144.44           17      26,536.34      26,212.34
  18     24,116.87      23,846.87           18      28,551.84      28,227.84
  19     25,870.37      25,600.37           19      30,627.81      30,303.81
  20     27,676.49      27,406.49           20      32,766.06      32,442.06
  21     29,536.78      29,266.78           21      34,968.45      34,644.45
  22     31,452.88      31,182.88           22      37,236.91      36,912.91
  23     33,426.47      33,156.47           23      39,573.43      39,249.43
  24     35,459.26      35,189.26           24      41,980.05      41,656.05
  25     37,553.04      37,283.04           25      44,458.86      44,134.86
  26     39,709.63      39,439.63           26      47,012.04      46,688.04
  27     41,930.92      41,660.92           27      49,641.81      49,317.81
  28     44,218.85      43,948.85           28      52,350.48      52,026.48
  29     46,575.42      46,305.42           29      55,140.41      54,816.41
  30     49,002.68      48,732.68           30      58,014.03      57,690.03
  31     51,502.76      51,232.76           31      60,973.86      60,649.86
  32     54,077.84      53,807.84           32      64,022.49      63,698.49
  33     56,730.18      56,460.18           33      67,162.58      66,838.58
  34     59,462.08      59,192.08           34      70,396.87      70,072.87
  35     62,275.94      62,005.94           35      73,728.18      73,404.18
  36     65,174.22      64,904.22           36      77,159.44      76,835.44
  37     68,159.45      67,889.45           37      80,693.64      80,369.64
  38     71,234.23      70,964.23           38      84,333.86      84,009.86
  39     74,401.26      74,131.26           39      88,083.29      87,759.29
  40     77,663.30      77,393.30           40      91,945.20      91,621.20
  41     81,023.20      80,753.20           41      95,922.96      95,598.96
  42     84,483.89      84,213.89           42     100,020.07      99,696.07
  43     88,048.41      87,778.41           43     104,240.08     103,916.08
  44     91,719.86      91,449.86           44     108,586.69     108,262.69
  45     95,501.46      95,231.46           45     113,063.71     112,739.71

* Guaranteed Accumulated Values and Guaranteed Surrender Values may be more or less than shown in the table because of the variable of the day of receipt of the Purchase Payment at the Home Office from period to period and the crediting of interest to the Annuitant's account on a daily basis. Values shown are based upon contributions equally spaced with interest occurring at the beginning of the year. These values do not provide for premium tax, if any.

                                 EXHIBIT 14(a)
                         ORGANIZATIONAL CHART OF THE
              LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

     All the members of the holding company system are corporations, with the exception of American States Lloyds Insurance Company, Delaware Distributors, L.P., Founders CBO, L.P., and Lincoln National Mezzanine Fund, L.P.


----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  ----------------------------------------
  |--| American States Financial Corporation|
  |  | 83.3% - Indiana - Holding Company    |
  |  ----------------------------------------
  |  ---------------------------------------
  |--| American States Insurance Company   |
  |  | 100% - Indiana - Property/Casualty  |
  |  ---------------------------------------
  |  ----------------------------------------
  |--| American Economy Insurance Company   |
  |  |  100% - Indiana - Property/Casualty  |
  |  ----------------------------------------
  |  ----------------------------------------------
  |--| American States Insurance Company of Texas |
  |  |  100% - Texas - Property/Casualty          |
  |  ----------------------------------------------
  |  --------------------------------------------
  |--| American States Life Insurance Company   |
  |  |  100% - Indiana - Life/Health            |
  |  --------------------------------------------
  |  -------------------------------------------------
  |--| American States Lloyds Insurance Company      |
  |  |  Lloyds Plan  - * - Texas - Property/Casualty |
  |  -------------------------------------------------
  |  -------------------------------------------------
  |--| American States Preferred Insurance Company   |
  |  |  100% - Indiana - Property/Casualty           |
  |  -------------------------------------------------
  |  ---------------------------------
  |--| City Insurance Agency, Inc.   |
  |  |  100% - Indiana               |
  |  ---------------------------------
  |  -------------------------------------------------
  |--| Insurance Company of Illinois                 |
  |  |  100% - Illinois - Fire & Casualty Insurance  |
  |  -------------------------------------------------
  |  ---------------------------------------------------------
  |--| Aseguradora InverLincoln, S.A. Compania de Seguros Y  |
  |  | Reaseguros, Grupo Financiero InverMexico              |
  |  | 49% - Mexico - Life, Property and Casualty Insurance  |
  |  ---------------------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  --------------------------------------------------
  |--| The Insurers' Fund, Inc.                       |
  |  | 100% - Maryland - Inactive                     |
  |  --------------------------------------------------
  |  --------------------------------------------------
  |--| LNC Administrative Services Corporation        |
  |  | 100% - Indiana - Third Party Administrator     |
  |  --------------------------------------------------
  |
  |  ----------------------------------------
  |--| The Richard Leahy Corporation        |
  |  |  100% - Indiana - Insurance Agency   |
  |  ----------------------------------------
  |   |  -----------------------------------
  |   |--| The Financial Alternative, Inc. |
  |   |  | 100% - Utah- Insurance Agency   |
  |   |  -----------------------------------
  |   |  -----------------------------------------
  |   |--| Financial Alternative Resources, Inc. |
  |   |  | 100% - Kansas - Insurance Agency      |
  |   |  -----------------------------------------
  |   |  -------------------------------------------
  |   |--| Financial Choices, Inc.                 |
  |   |  | 100% - Pennsylvania - Insurance Agency  |
  |   |  -------------------------------------------
  |   |  -------------------------------------------------
  |   |  | Financial Investment Services, Inc.           |
  |   |--| (formerly Financial Services Department, Inc.)|
  |   |  | 100% - Indiana - Insurance Agency             |
  |   |  -------------------------------------------------
  |   |  -------------------------------------------
  |   |  | Financial Investments, Inc.             |
  |   |--| (formerly Insurance Alternatives, Inc.) |
  |   |  | 100% - Indiana - Insurance Agency       |
  |   |  -------------------------------------------
  |   |  ---------------------------------------------
  |   |--| The Financial Resources Department, Inc.  |
  |   |  | 100% - Michigan - Insurance Agency        |
  |   |  ---------------------------------------------
  |   |  -------------------------------------------
  |   |--| Investment Alternatives, Inc.           |
  |   |  | 100% - Pennsylvania - Insurance Agency  |
  |   |  -------------------------------------------
  |   |  ----------------------------------------
  |   |--| The Investment Center, Inc.          |
  |   |  | 100% - Tennessee - Insurance Agency  |
  |   |  ----------------------------------------
  |   |  ----------------------------------------
  |   |--| The Investment Group, Inc.           |
  |   |  | 100% - New Jersey - Insurance Agency |
  |   |  ----------------------------------------
  |   |  --------------------------------------
  |   |--| Personal Financial Resources, Inc. |
  |   |  | 100% - Arizona - Insurance Agency  |
  |   |  --------------------------------------
  |   |  ------------------------------------------
  |   |--| Personal Investment Services, Inc.     |
  |      | 100% - Pennsylvania - Insurance Agency |
  |      ------------------------------------------
  |
  |  ---------------------------------------------
  |--| LincAm Properties, Inc.                   |
  |  |  50% - Delaware - Real Estate Investment  |
  |  ---------------------------------------------
  |
  |
  |

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------------
  |  | Lincoln Financial Group, Inc.                 |
  |--| (formerly Lincoln National Sales Corporation) |
  |  | 100% - Indiana - Insurance Agency             |
  |  -------------------------------------------------
  |   |
  |   |  ------------------------------------
  |   |--| LNC Equity Sales Corporation     |
  |   |  |  100% - Indiana - Broker-Dealer  |
  |   |  ------------------------------------
  |   |
  |   |  ----------------------------------------------------------------
  |   |  | Corporate agencies:  Lincoln Financial Group, Inc. ("LFG")   |
  |   |--| has subsidiaries of which LFG owns from 80%-100% of the      |
  |   |  | common stock (see Attachment #1).  These subsidiaries serve  |
  |   |  | as the corporate agency offices for the marketing and        |
  |   |  | servicing of products of The Lincoln National Life Insurance |
  |   |  | Company.  Each subsidiary's assets are less than 1% of the   |
  |   |  | total assets of the ultimate controlling person.             |
  |   |  ----------------------------------------------------------------
  |   |
  |   |  --------------------------------------------------
  |   |--| Professional Financial Planning, Inc.          |
  |      |  100% - Indiana - Financial Planning Services  |
  |      --------------------------------------------------
  |
  |  -----------------------------------------
  |--| Lincoln Life Improved Housing, Inc.   |
  |  |  100% - Indiana                       |
  |  -----------------------------------------
  |
  |  -------------------------------------------------
  |--| Lincoln National (China) Inc.                 |
  |  | 100% - Indiana - China Representative Office  |
  |  -------------------------------------------------
  |
  |  -----------------------------------------------
  |--| Lincoln National Intermediaries, Inc.       |
  |  |  100% - Indiana - Reinsurance Intermediary  |
  |  -----------------------------------------------
  |
  |

---------------------------------
| Lincoln National Corporation  |
|  Indiana - Holding Company    |
---------------------------------
  |
  |  -----------------------------------------
  |__| Lincoln National Investment Companies,|
  |  | Inc. 100% - Indiana - Holding Company |
  |  -----------------------------------------
  |   |
  |   |  --------------------------------------
  |   |--| Delaware Management Holdings, Inc. |
  |   |  | 100% - Delaware - Holding Company  |
  |   |  --------------------------------------
  |   |    |  -------------------------------------
  |   |    |--| DMH Corp.                         |
  |   |    |  | 100% - Delaware - Holding Company |
  |   |    |  -------------------------------------
  |   |    |  --------------------------------------
  |   |    |--| Delaware Distributors, Inc.        |
  |   |    |  | 100% - Delaware - General Partner  |
  |   |    |  --------------------------------------
  |   |    |    |  -------------------------------------------------------------
  |   |    |    |--| Delaware Distributors, L.P.                               |
  |   |    |       | 100% - Delaware - Mutual Fund Distributor & Broker/Dealer |
  |   |    |       -------------------------------------------------------------
  |   |    |  ------------------------------------------
  |   |    |--| Delaware International Advisers Ltd.   |
  |   |    |  | 81.1% - England - Investment Advisor   |
  |   |    |  ------------------------------------------
  |   |    |  -----------------------------------------
  |   |    |--| Delaware International Holdings Ltd.  |
  |   |    |  | 100% - Bermuda - Marketing Services   |
  |   |    |  -----------------------------------------
  |   |    |    |  ----------------------------------------
  |   |    |    |--| Delaware International Advisers Ltd. |
  |   |    |       | 18.9% - England - Investment Advisor |
  |   |    |       ----------------------------------------
  |   |    |  ----------------------------------------
  |   |    |--| Delaware Investment Counselors, Inc. |
  |   |    |  | 100% - Delaware - Investment Advisor |
  |   |    |  ----------------------------------------
  |   |    |  ---------------------------------------------------
  |   |    |__| Delaware Investment & Retirement Services, Inc. |
  |   |    |  | 100% - Delaware - Registered Transfer Agent     |
  |   |    |  ---------------------------------------------------
  |   |    |  -----------------------------------------
  |   |    |--| Delaware Management Company, Inc.     |
  |   |    |  | 100% - Delaware - Investment Advisor  |
  |   |    |  -----------------------------------------
  |   |    |    |  --------------------------------------
  |   |    |    |--| Founders Holdings, Inc.            |
  |   |    |       | 100% - Delaware - General Partner  |
  |   |    |       --------------------------------------
  |   |    |         |  ---------------------------------------------
  |   |    |         |--| Founders CBO, L.P.                        |
  |   |    |            | 100% - Delaware - Investment Partnership  |
  |   |    |            ---------------------------------------------
  |   |    |              |  -------------------------------------------------
  |   |    |              |--| Founders CBO Corporation                      |
  |   |    |                 | 100% - Delaware - Co-Issuer with Founders CBO |
  |   |    |                 -------------------------------------------------
  |   |    |  ----------------------------------------
  |   |    |--| Delaware Management Trust Company    |
  |   |    |  | 100% - Pennsylvania - Trust Services |
  |   |    |  ----------------------------------------
  |   |    |  -----------------------------------------------------------
  |   |    |--| Delaware Service Company, Inc.                          |
  |   |       | 100% - Delaware - Shareholder Services & Transfer Agent |
  |   |       -----------------------------------------------------------
  |   |  --------------------------------------------------------------
  |   |--| Lincoln Investment Management, Inc.                        |
  |   |  | (formerly Lincoln National Investment Management Company)  |
  |   |  | 100% - Illinois - Mutual Fund Manager and                  |
  |   |  | Registered Investment Adviser                              |
  |   |  --------------------------------------------------------------
  |   |    |
  |   |    |  ------------------------------------------------------------
  |   |    |  | Lincoln National Mezzanine Corporation                   |
  |   |    |--| 100% - Indiana - General Partner for Mezzanine Financing |
  |   |       | Limited Partnership                                      |
  |   |       ------------------------------------------------------------
  |   |          |
  |   |          |  ------------------------------------------------------------
  |   |          |--| Lincoln National Mezzanine Fund, L.P.                    |
  |   |             | 50% - Delaware - Mezzanine Financing Limited Partnership |
  |   |             ------------------------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -----------------------------------------------
  |--| Lincoln National Investment Companies, Inc. |
  |  | 100% - Indiana - Holding Company            |
  |  -----------------------------------------------
  |   |  -------------------------------------------
  |   |--| Lynch & Mayer, Inc.                     |
  |   |  |  100% - Indiana - Investment Adviser    |
  |   |  -------------------------------------------
  |   |   |  -------------------------------------------
  |   |   |--| Lynch & Mayer Asia, Inc.                |
  |   |   |  | 100% - Delaware - Investment Management |
  |   |   |  -------------------------------------------
  |   |   |  -------------------------------------------
  |   |   |--| Lynch & Mayer Securities Corp.          |
  |   |      | 100% - Delaware - Securities Broker     |
  |   |      -------------------------------------------
  |   |  --------------------------------------------------------
  |   |  | Vantage Global Advisors, Inc.                        |
  |   |--| (formerly Modern Portfolio Theory Associates, (Inc.) |
  |      | 100% - Delaware  - Investment Adviser                |
  |      --------------------------------------------------------
  |  ------------------------------------------------
  |--| The Lincoln National Life Insurance Company  |
  |  | 100% - Indiana                               |
  |  ------------------------------------------------
  |   |  ----------------------------------------------
  |   |--| First Penn-Pacific Life Insurance Company  |
  |   |  | 100% - Indiana                             |
  |   |  ----------------------------------------------
  |   |  -----------------------------------------------
  |   |--| Lincoln Life & Annuity Company of New York  |
  |   |  | 100% - New York                             |
  |   |  -----------------------------------------------
  |   |  -------------------------------------------------
  |   |--| Lincoln National Aggressive Growth Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund                 |
  |   |  -------------------------------------------------
  |   |  -------------------------------------
  |   |--| Lincoln National Bond Fund, Inc.  |
  |   |  |  100% - Maryland - Mutual Fund    |
  |   |  -------------------------------------
  |   |  ----------------------------------------------------
  |   |--| Lincoln National Capital Appreciation Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund                    |
  |   |  ----------------------------------------------------
  |   |  ----------------------------------------------
  |   |--| Lincoln National Equity-Income Fund, Inc.  |
  |   |  | 100% - Maryland - Mutual Fund              |
  |   |  ----------------------------------------------
  |   |  --------------------------------------------------------
  |   |  | Lincoln National Global Asset Allocation Fund, Inc.  |
  |   |--| (formerly Lincoln National Putnam Master Fund, Inc.) |
  |   |  |  100% - Maryland - Mutual Fund                       |
  |   |  --------------------------------------------------------
  |   |  --------------------------------------------------
  |   |  | Lincoln National Growth and Income Fund, Inc.  |
  |   |--| (formerly Lincoln National Growth Fund, Inc.)  |
  |   |  |  100% - Maryland - Mutual Fund                 |
  |   |  --------------------------------------------------
  |   |

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------------
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
  |  -------------------------------------------------
  |   |  ----------------------------------------------------------
  |   |--| Lincoln National Health & Casualty Insurance Company   |
  |   |  |  100% - Indiana                                        |
  |   |  ----------------------------------------------------------
  |   |  ---------------------------------------------
  |   |--| Lincoln National International Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund             |
  |   |  ---------------------------------------------
  |   |  -----------------------------------------
  |   |--| Lincoln National Managed Fund, Inc.   |
  |   |  |  100% - Maryland - Mutual Fund        |
  |   |  -----------------------------------------
  |   |  ----------------------------------------------
  |   |--| Lincoln National Money Market Fund, Inc.   |
  |   |  |  100% - Maryland - Mutual Fund             |
  |   |  ----------------------------------------------
  |   |  -------------------------------------------------
  |   |--|  Lincoln National Social Awareness Fund, Inc. |
  |   |  |  100% - Maryland - Mutual Fund                |
  |   |  -------------------------------------------------
  |   |  -------------------------------------------------------
  |   |--| Lincoln National Special Opportunities Fund, Inc.   |
  |   |  |  100% - Maryland - Mutual Fund                      |
  |   |  -------------------------------------------------------
  |   |
  |   |  --------------------------------------------------------
  |   |--| Lincoln National Reassurance Company                 |
  |      | 100% - Indiana - Life Insurance                      |
  |      --------------------------------------------------------
  |         |  -------------------------------------------------
  |         |--| Special Pooled Risk Administrators, Inc.      |
  |            | 100% - New Jersey - Catastrophe Reinsurance   |
  |            |  Pool Administrator                           |
  |            -------------------------------------------------
  |  -----------------------------------------------------------
  |--| Lincoln National Management Services, Inc.              |
  |  |  100% - Indiana - Underwriting and Management Services  |
  |  -----------------------------------------------------------
  |
  |  -----------------------------------------
  |--| Lincoln National Realty Corporation   |
  |  |  100% - Indiana - Real Estate         |
  |  -----------------------------------------
  |  -------------------------------------------------------------
  |--| Lincoln National Reinsurance Company (Barbados) Limited   |
  |  |  100% - Barbados                                          |
  |  -------------------------------------------------------------
  |  ------------------------------------------------
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
  |  ------------------------------------------------
  |    |  ------------------------------------------
  |    |--|  Lincoln European Reinsurance Company  |
  |    |  |  100% - Belgium                        |
  |    |  ------------------------------------------
  |    |  -----------------------------------------------------------
  |    |  | Lincoln National Underwriting Services, Ltd.            |
  |    |--| 90% - England/Wales - Life/Accident/Health Underwriter  |
  |    |  | (Remaining 10% owned by Old Fort Ins. Co. Ltd.)         |
  |    |  -----------------------------------------------------------
  |    |  ----------------------------------------------------------
  |    |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V. |
  |    |--| 51% - Mexico - Reinsurance Underwriter                 |
  |       | (Remaining 49% owned by Lincoln National Corp.)        |
  |       ----------------------------------------------------------

----------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |  -----------------------------------------------
  |--| Lincoln National Risk Management, Inc.      |
  |  |  100% - Indiana - Risk Management Services  |
  |  -----------------------------------------------
  |
  |  -------------------------------------------------
  |--| Lincoln National Structured Settlement, Inc.  |
  |  | 100% - New Jersey                             |
  |  -------------------------------------------------
  |
  |  -------------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |  -------------------------------------------
  |      |
  |      |  ---------------------------------------------------------
  |      |  | Allied Westminster & Company Limited                  |
  |      |--| 100% - England/Wales - Sales Services                 |
  |      |  ---------------------------------------------------------
  |      |
  |      |  -------------------------------------
  |      |--|Cannon Fund Managers Limited       |
  |      |  |  100% - England/Wales - Inactive  |
  |      |  -------------------------------------
  |      |
  |      |  ----------------------------------------------------------
  |      |--| Culverin Property Services Limited                     |
  |      |  |  100% - England/Wales - Property Development Services  |
  |      |  ----------------------------------------------------------
  |      |
  |      |  -----------------------------------------------------------
  |      |  | HUTM Limited                                            |
  |      |  | 100% - England/Wales - Unit Trust Management (Inactive) |
  |      |  -----------------------------------------------------------
  |      |
  |      |  ----------------------------------------------
  |      |--| ILI Supplies Limited                       |
  |      |  |  100% - England/Wales - Computer Leasing   |
  |      |  ----------------------------------------------
  |      |
  |      |  ----------------------------------------------------
  |      |--| Laurentian Financial Group PLC                   |
  |      |  | 100% - England/Wales - Holding Company           |
  |      |  ----------------------------------------------------
  |      |     |
  |      |     |  ----------------------------------------------------
  |      |     |--| Lincoln Financial Advisers Limited               |
  |      |     |  | (formerly: Laurentian Financial Advisers Ltd.)   |
  |      |     |  | 100% - England/Wales - Sales Company             |
  |      |     |  ----------------------------------------------------
  |      |     |
  |      |     |  ----------------------------------------------------
  |      |     |--| Lincoln Investment Management Limited            |
  |      |     |  | (formerly: Laurentian Fund Management Ltd.)      |
  |      |     |  | 100% - England/Wales - Investment Management     |
  |      |     |  ----------------------------------------------------
  |      |     |
  |      |     |  -------------------------------------------------------------
  |      |     |--| Lincoln Independent Limited                               |
  |      |     |  | (formerly: Laurentian Independent Financial Planning Ltd.)|
  |      |     |  | 100% - England/Wales - Independent Financial Adviser      |
  |      |     |  -------------------------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------
  |  | Lincoln National (UK) PLC               |
  |--|  100% - England/Wales - Holding Company |
  |  -------------------------------------------
  |   |
  |   |  ------------------------------------------
  |   |--| Laurentian Financial Group PLC         |
  |   |  | 100% - England/Wales - Holding Company |
  |   |  ------------------------------------------
  |   |   |  -----------------------------------------
  |   |   |--| Laurentian Life PLC                   |
  |   |   |  | 100% - England/Wales - Life Insurance |
  |   |   |  -----------------------------------------
  |   |   |   |
  |   |   |   |  -----------------------------------------
  |   |   |   |--|Barnwood Property Group Limited        |
  |   |   |   |  |100% - England/Wales - Holding Company |
  |   |   |   |  -----------------------------------------
  |   |   |   |    |
  |   |   |   |    |  ---------------------------------------------
  |   |   |   |    |--| Barnwood Developments Limited             |
  |   |   |   |    |  | 100% England/Wales - Property Development |
  |   |   |   |    |  ---------------------------------------------
  |   |   |   |    |  ----------------------------------------------
  |   |   |   |    |--| Barnwood Properties Limited                |
  |   |   |   |       | 100% - England/Wales - Property Investment |
  |   |   |   |       ----------------------------------------------
  |   |   |   |  --------------------------------------------------------
  |   |   |   |--|IMPCO Properties Limited                              |
  |   |   |      |100% - England/Wales - Property Investment (Inactive) |
  |   |   |      --------------------------------------------------------
  |   |   |  ---------------------------------------------
  |   |   |--| Laurentian Management Services Limited    |
  |   |   |  | 100% - England/Wales - Management Services|
  |   |   |  ---------------------------------------------
  |   |   |   |  --------------------------------------------------
  |   |   |   |--|Laurit Limited                                  |
  |   |   |      |100% - England/Wales - Data Processing Systems  |
  |   |   |      --------------------------------------------------
  |   |   |  -----------------------------------------
  |   |   |--| Laurentian Milldon Limited            |
  |   |   |  | 100% - England/Wales - Sales Company  |
  |   |   |  -----------------------------------------
  |   |   |  ------------------------------------------------
  |   |   |--| Laurentian Unit Trust Management Limited     |
  |   |   |  | 100% - England/Wales - Unit Trust Management |
  |   |   |  ------------------------------------------------
  |   |   |   |  -------------------------------------------
  |   |   |   |--| LUTM Nominees Limited                   |
  |   |   |      | 100% - England/Wales - Nominee Services |
  |   |   |      -------------------------------------------
  |   |   |  ------------------------------------------------------------
  |   |   |--| Laurtrust Limited                                        |
  |   |   |  | 100% - England/Wales - Pension Scheme Trustee (Inactive) |
  |   |   |  ------------------------------------------------------------
  |   |   |  -----------------------------------------
  |   |   |--| The Money Club Direct Company Limited |
  |   |      | 100% - Dormant                        |
  |   |      -----------------------------------------
  |   |
  |   |  ------------------------------------------
  |   |--| Liberty Life Assurance Limited         |
  |   |  | 100% - England/Wales - Inactive        |
  |   |  ------------------------------------------
  |   |  -------------------------------------------------
  |   |--| Liberty Life Pension Trustee Company Limited  |
  |   |  | 100% - England/Wales - Corporate Pension Fund |
  |   |  -------------------------------------------------
  |   |  --------------------------------------------
  |   |--| Liberty Press Limited                    |
  |   |  | 100% - England/Wales - Printing Services |
  |   |  --------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |
  |  ------------------------------------------
  |--|Lincoln National (UK) PLC               |
  |  | 100% - England/Wales - Holding Company |
  |  ------------------------------------------
  |   |
  |   |  ----------------------------------------------
  |   |--|Lincoln Assurance Limited                   |
  |   |  |  100% ** - England/Wales - Life Assurance  |
  |   |  ----------------------------------------------
  |   |
  |   |  ---------------------------------------------------
  |   |--| Lincoln Fund Managers Limited                   |
  |   |  | 100% - England/Wales - Unit Trust Management    |
  |   |  ---------------------------------------------------
  |   |
  |   |  ------------------------------------------------------
  |   |--| Lincoln Insurance Services Ltd.                    |
  |   |  | 100% - Holding Company                             |
  |   |  ------------------------------------------------------
  |   |    |
  |   |    |  -----------------------------------
  |   |    |--| British National Life Sales Ltd.|
  |   |    |  | 100% - Inactive                 |
  |   |    |  -----------------------------------
  |   |    |
  |   |    |  -------------------------------------------------
  |   |    |--| BNL Trustees Limited                          |
  |   |    |  | 100% - England/Wales - Corporate Pension Fund |
  |   |    |  -------------------------------------------------
  |   |    |
  |   |    |  ---------------------------------------
  |   |    |--| Chapel Ash Financial Services Ltd.  |
  |   |    |  | 100% - Direct Insurance Sales       |
  |   |    |  ---------------------------------------
  |   |    |
  |   |    |  ------------------------------------------------
  |   |    |  | Lincoln General Insurance Co. Ltd.           |
  |   |    |  | 100% - Accident & Health Insurance           |
  |   |    |  ------------------------------------------------
  |   |    |
  |   |    |  ----------------------------
  |   |    |--| P.N. Kemp-Gee & Co. Ltd. |
  |   |       | 100% - Inactive          |
  |   |       ----------------------------
  |   |
  |   |  ----------------------------------------------------
  |   |--| Lincoln National Training Services Limited       |
  |   |  | 100% - England/Wales - Training Company          |
  |   |  ----------------------------------------------------
  |   |
  |   |  ---------------------------------------------------
  |   |--| Lincoln Pension Trustees Limited                |
  |   |  |  100% - England/Wales - Corporate Pension Fund  |
  |   |  ---------------------------------------------------
  |   |
  |   |  -----------------------------------------------------------
  |   |--| LIV Limited (formerly Lincoln Investment Management Ltd.)|
  |   |  |  100% - England/Wales - Investment Management Services   |
  |   |  -----------------------------------------------------------
  |   |    |
  |   |    |  -------------------------------------------------
  |   |    |--| CL CR Management Ltd.                         |
  |   |       | 50% - England/Wales - Administrative Services |
  |   |       -------------------------------------------------
  |   |
  |   |  ---------------------------------------------------
  |   |--| LN Management Limited                            |
  |   |  |  100% - England/Wales - Administrative Services  |
  |   |  ----------------------------------------------------
  |   |    |
  |   |    |  -------------------------------------
  |   |    |--| UK Mortgage Securities Limited    |
  |   |       | 100% - England/Wales - Inactive   |
  |   |       -------------------------------------
  |   |

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |  -------------------------------------------
  |    |
  |    |  --------------------------------------------
  |    |--| LN Securities Limited                    |
  |    |  |  100% - England/Wales - Nominee Company  |
  |    |  --------------------------------------------
  |    |
  |    |  -----------------------------------------------
  |    |--|  Niloda Limited                             |
  |       |   100% - England/Wales - Investment Company |
  |       -----------------------------------------------
  |
  |  ----------------------------------------------------
  |  | Linsco Reinsurance Company                       |
  |--|  (formerly Lincoln National Reinsurance Company) |
  |  |  100% - Indiana - Property/Casualty              |
  |  ----------------------------------------------------
  |
  |  ------------------------------------
  |--| Old Fort Insurance Company, Ltd. |
  |  |  100% ** - Bermuda               |
  |  ------------------------------------
  |    |
  |    |  -----------------------------------------------------------
  |    |  | Lincoln National Underwriting Services, Ltd.            |
  |    |--|  10% - England/Wales - Life/Accident/Health Underwriter |
  |       |  (Remaining 90% owned by Lincoln Natl. Reinsurance Co.) |
  |       -----------------------------------------------------------
  |
  |  ------------------------------------------------------------
  |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.   |
  |--|  49% - Mexico - Reinsurance Underwriter                  |
  |  |  (Remaining 51% owned by Lincoln Natl. Reinsurance Co.)  |
  |  ------------------------------------------------------------
  |
  |  ---------------------------------------------
  |--| Underwriters & Management Services, Inc.  |
     |  100% - Indiana - Underwriting Services   |
     ---------------------------------------------


Footnotes:
----------

* The funds contributed by the Underwriters were, and continue to be subject to trust agreements between American States Insurance Company, the grantor, and each Underwriter, as trustee.

**  Except for director-qualifying shares

# Lincoln National Corporation has subscribed for and paid for 100 shares of Common Stock (with a par value of $1.00 per share) at a price of $10 per share, as part of the organizing of the fund. As such stock is further sold, the ownership of voting securities by Lincoln National Corporation will decline and fluctuate.

                                                           ATTACHMENT #1
                        LINCOLN FINANCIAL GROUP, INC.
                        CORPORATE AGENCY SUBSIDIARIES

1)   Lincoln Financial Group, Inc. (AL)
2)   Lincoln Southwest Financial Group, Inc. (Phoenix, AZ)
3)   Lincoln Financial and Insurance Services Corporation (Walnut Creek, CA)
3a) California Fringe Benefit and Insurance Marketing Corporation DBA/California Fringe Benefit Company (Walnut Creek, CA)
4)   Colorado-Lincoln Financial Group, Inc. (Denver, CO)
5)   Lincoln National Financial Services, Inc. (Lake Worth, FL)
6)   CMP Financial Services, Inc. (Chicago, IL)
7)   Lincoln Financial Group of Northern Indiana, Inc. (Fort Wayne, IN)
8)   Financial Planning Partners, Ltd. (Mission, KS)
9)   The Lincoln National Financial Group of Louisiana, Inc. (Shreveport, LA)
10)  Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)
11)  Lincoln National Sales Corporation of Maryland (Baltimore, MD)
     (formerly:  Morgan Financial Group, Inc.)
12) Lincoln Financial Services and Insurance Brokerage of New England, Inc. (formerly: Lincoln National of New England Insurance Agency, Inc.) (Worcester, MA)
13)  Lincoln Financial Group of Michigan, Inc. (Troy, MI)
13a) Financial Consultants of Michigan, Inc. (Troy, MI)
14) Lincoln Financial Group of Missouri, Inc. (formerly: John J. Moore & Associates, Inc.) (St. Louis, MO)
15)  Beardslee & Associates, Inc. (Clifton, NJ)
16) Lincoln Financial Group, Inc. (formerly: Resources/Financial, Inc.) (Albuquerque, NM)
17)  Lincoln Cascades, Inc. (Portland, OR)
18)  Lincoln Financial Services, Inc. (Pittsburgh, PA)
19)  Lincoln National Financial Group of Philadelphia, Inc. (Philadelphia, PA)
20)  Lincoln Financial Group, Inc. (Salt Lake City, (UT)